UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): May 30, 2017

Sophiris Bio Inc.

(Exact name of registrant as specified in its charter)

British Columbia	001-36054	98-1008712
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1258 Prospect Street, La Jolla, California		92037
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: 858-777-1760

Not Applicable

Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07	Submission of Matters to a Vote of Security Holders.

The 2017 Annual Special Meeting of Shareholders (the “Annual Meeting”) of Sophiris Bio Inc. (the “Company”) was held on May 30, 2017. As of April 3, 2017, the record date for the Annual Meeting, 30,111,153 shares of common stock were issued and outstanding and entitled to vote at the Annual Meeting. A summary of the matters voted upon by shareholders at the Annual Meeting is set forth below.

Proposal 1. Election of Directors

The Company’s shareholders elected the six persons listed below as directors, each to serve until the Company’s 2018 Annual Meeting of Shareholders and until their successors are duly elected and qualified. The final voting results are as follows:

	Votes For	Votes Withheld	Broker Non-Votes
Lars Ekman, Ph.D., M.D.	6,146,625	1,334,739	13,643,389
John (Jack) Geltosky, Ph.D.	6,327,712	1,153,652	13,643,389
Jim Heppell	5,508,292	1,973,072	13,643,389
Allison Hulme, Ph.D.	5,517,661	1,963,703	13,643,389
Gerald T. Proehl	6,072,341	1,409,023	13,643,389
Randall E. Woods	6,078,094	1,403,270	13,643,389

Proposal 2. Appointment of Independent Registered Public Accounting Firm

The Company’s shareholders appointed PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2017. The final voting results are as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
19,700,181	887,413	537,159	-

Proposal 3. Approval of the 2017 Omnibus Incentive Plan

The Company’s shareholders failed to approve the adoption of the 2017 Omnibus Incentive Plan. The proposed 2017 Omnibus Incentive Plan was adopted by the Board subject to shareholder approval in order to replace the Company’s existing 2011 Stock Option Plan. The 2017 Omnibus Incentive Plan included the latest developments in plan design for a U.S. based public company, many of which are missing from the Company’s current stock 2011 Stock Option Plan which was designed to comply with Canadian law and listing requirements of the Toronto Stock Exchange, which are no longer applicable to the Company.

The Company believes that its executive officers and other key personnel currently hold equity awards that help promote pay for performance and align their interests with those of the shareholders. Under the terms of the 2011 Stock Option Plan, ten percent of the issued and outstanding ordinary shares (on a non-diluted basis) on a particular grant date are available for issuance under the Plan. There is no assurance that the Plan will have sufficient shares available for future equity awards necessary to attract, retain or motivate executive officers, other employees and consultants and to compensate independent directors.

The Company will continue to make equity awards under its 2011 Stock Option Plan.

The final voting results are as follow:

Votes For	Votes Against	Abstentions	Broker Non-Votes
2,299,209	4,860,359	321,796	13,643,389

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Sophiris Bio Inc.

June 2, 2017	By:	/s/ Peter Slover

Name: Peter Slover
Title: Chief Financial Officer